EXHIBIT 10.80



                        INTEGRATED HEALTH SERVICES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                   ("PLAN B")







                              Amended and Restated
                        Effective as of November 19, 1998

                        INTEGRATED HEALTH SERVICES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                   ("PLAN B")

                              Amended and Restated
                        Effective as of November 19, 1998


                                TABLE OF CONTENTS

                              ARTICLE 1 DEFINITIONS

1.1   ACCOUNT..................................................................1
1.2   BENEFICIARY..............................................................1
1.3   CHANGE IN CONTROL........................................................1
1.4   CODE.....................................................................2
1.5   COMPENSATION.............................................................2
1.6   COMPENSATION DEFERRAL ACCOUNT............................................2
1.7   COMPENSATION DEFERRALS...................................................2
1.8   EFFECTIVE DATE...........................................................2
1.9   ELIGIBLE EMPLOYEE........................................................2
1.10  EMPLOYER.................................................................2
1.11  EMPLOYER CONTRIBUTION CREDIT ACCOUNT.....................................2
1.12  EMPLOYER CONTRIBUTION CREDITS............................................2
1.13  ENTRY DATE...............................................................2
1.14  NORMAL RETIREMENT AGE....................................................2
1.15  PARTICIPANT..............................................................2
1.16  PARTICIPANT ENROLLMENT AND ELECTION FORM.................................3
1.17  PLAN OR PLAN B...........................................................3
1.18  PLAN YEAR................................................................3
1.19  TRUST....................................................................3
1.20  TRUSTEE..................................................................3
1.21  VALUATION DATE...........................................................3


                     ARTICLE 2 ELIGIBILITY AND PARTICIPATION

2.1   REQUIREMENTS.............................................................3
2.2   RE-EMPLOYMENT............................................................3
2.3   CHANGE OF EMPLOYMENT CATEGORY............................................3


                       ARTICLE 3 CONTRIBUTIONS AND CREDITS

3.1   EMPLOYER CONTRIBUTION CREDITS............................................4
3.2   PARTICIPANT COMPENSATION DEFERRALS.......................................4
3.3   CONTRIBUTIONS TO THE TRUST...............................................5

                          ARTICLE 4 ALLOCATION OF FUNDS

4.1   ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS......................5
4.2   ACCOUNTING FOR DISTRIBUTIONS.............................................6
4.3   SEPARATE ACCOUNTS........................................................6
4.4   INTERIM VALUATIONS.......................................................6
4.5   EXPENSES.................................................................6
4.6   TAXES....................................................................6


                        ARTICLE 5 ENTITLEMENT TO BENEFITS

5.1   FIXED PAYMENT DATES: TERMINATION OF EMPLOYMENT...........................6
5.2   HARDSHIP DISTRIBUTIONS...................................................7
5.3   VESTING..................................................................7
5.4   RE-EMPLOYMENT OF RECIPIENT...............................................8
5.5   CHANGE IN CONTROL BENEFITS...............................................8


                       ARTICLE 6 DISTRIBUTION OF BENEFITS

6.1   AMOUNT...................................................................9
6.2   METHOD OF PAYMENT........................................................9
6.3   DEATH BENEFITS...........................................................9


                    ARTICLE 7 BENEFICIARIES: PARTICIPANT DATA

7.1   DESIGNATION OF BENEFICIARIES............................................10

7.2   INFORMATION TO BE FURNISHED BY PARTICIPANTS AND  BENEFICIARIES:
      INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES.......................10


                            ARTICLE 8 ADMINISTRATION

8.1   ADMINISTRATIVE AUTHORITY................................................11
8.2   UNIFORMITY OF DISCRETIONARY ACTS........................................11
8.3   LITIGATION..............................................................12
8.4   CLAIMS PROCEDURE........................................................12


                               ARTICLE 9 AMENDMENT

9.1   RIGHT TO AMEND..........................................................13
9.2   AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN....................13

                             ARTICLE 10 TERMINATION

10.1  EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN...........................13

10.2  AUTOMATIC TERMINATION OF PLAN...........................................13
10.3  SUSPENSION OF DEFERRALS.................................................13
10.4  ALLOCATION AND DISTRIBUTION.............................................13
10.5  SUCCESSOR TO EMPLOYER...................................................14

                              ARTICLE 11 THE TRUST

11.1  ESTABLISHMENT OF TRUST..................................................14


                            ARTICLE 12 MISCELLANEOUS

12.1  LIMITATIONS ON LIABILITY OF EMPLOYER....................................14
12.2  CONSTRUCTION............................................................14
12.3  UNFUNDED CONTRACTUAL OBLIGATION.........................................15
12.4  SPENDTHRIFT PROVISION...................................................15

                        INTEGRATED HEALTH SERVICES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                   ("PLAN B")

                              Amended and Restated
                        Effective as of November 19, 1998

                                    RECITALS

     This amended and restated Integrated Health Services, Inc. Supplemental Executive Retirement Plan (the "Plan", or "Plan B") is adopted by Integrated Health Services, Inc. (the "Employer") for certain of its executive and/or highly compensated employees. The purpose of the Plan is to offer those employees an opportunity to elect to defer the receipt of compensation in order to provide termination of employment and related benefits taxable pursuant to section 451 of the Internal Revenue code of 1986, as amended (the "Code"). The Plan is intended to be a "top-hat" plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly-compensated employees) under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Security Act of 1974 ("ERISA").

     Accordingly, the following amendment and restatement of the Plan is adopted.


                                    ARTICLE 1

                                   DEFINITIONS

     1.1 ACCOUNT means the balance credited to a Participant's or Beneficiary's Plan account, including contribution credits and deemed income, gains and losses (as determined by the Employer, in its discretion) credited thereto. A Participant's or Beneficiary's Account shall be determined as of the date of reference.

     1.2 BENEFICIARY means any person or person so designated in accordance with the provisions of Article 7.

     1.3 CHANGE IN CONTROL means (a) the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated  under  the  Act) of  thirty  percent  (30%) or more of  either  the outstanding shares of common stock or the combined voting power of the Employer's then outstanding voting securities entitled to vote generally, or (b) the approval by the stockholders of the Employer of a reorganization, merger, or consolidation, in each case with respect to which persons who were stockholders of the Employer immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated entity's then outstanding securities, or (c) a liquidation or dissolution of the Employer, or (d) the sale of all or substantially all of the Employer's assets. In the case of a Change in Control event affecting an Employer that is not the common law Employer of the Participant, such event shall be deemed to constitute a Change in

Control only if the Change in Control event affects an Employer that owns, directly or through one or more controlled entities, the stock or other equity interests of the Participant's common law Employer.

     1.4 CODE means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.

     1.5 COMPENSATION means the total current cash remuneration paid by the Employer to an Eligible Employee with respect to his or her service for the Employer (as determined by the Employer at its discretion).

     1.6 COMPENSATION DEFERRAL ACCOUNT is defined in Section 3.2.

     1.7 COMPENSATION DEFERRALS is defined in Section 3.2.

     1.8 EFFECTIVE DATE means the effective date of this amendment and restatement of the Plan, which shall be November 19, 1998.

     1.9 ELIGIBLE EMPLOYEE means, for any Plan Year (or applicable portion thereof), a person employed by the Employer who is determined by the Employer to be a member of a select group of management or highly compensated employees of the Employer and whose name appears on Schedule I or II, attached hereto.

     1.10 EMPLOYER means Integrated Health Services, Inc. and its successors and assigns unless otherwise herein provided, or any other corporation or business organization which, with the consent of Integrated Health Services, Inc., or its successors or assigns, assumes the Employer's obligations hereunder, or any other corporation or business organization which agrees, with the consent of Integrated Health Services, Inc., to become a party to the Plan.

     1.11 EMPLOYER CONTRIBUTION CREDIT ACCOUNT is defined in Section 3.1.

     1.12 EMPLOYER CONTRIBUTION CREDITS is defined in Section 3.1.

     1.13 ENTRY DATE with respect to an individual means the first day of the pay period following the date on which the individual first is given notice that he or she is an Eligible Employee.

     1.14 NORMAL  RETIREMENT AGE means the later of a Participant's  sixty-fifth
(65th) birthday or the date on which the Participant has completed five (5) years of service with the Employer (as determined by the Employer).

     1.15 PARTICIPANT means any person so designated in accordance with the provisions of Article 2, including, where appropriate according to the context of the Plan, any former employee who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

     1.16 PARTICIPANT ENROLLMENT AND ELECTION FORM means the form or forms on which a Participant elects to defer Compensation hereunder and on which the Participant makes certain other designations as required thereon.

     1.17  PLAN  or  PLAN  B  means  this  Integrated   Health  Services,   Inc.
Supplemental Executive Retirement Plan, as amended from time to time.

     1.18 PLAN YEAR means the twelve (12) month period ending on the December 31 of each year during which the Plan is in effect.

     1.19 TRUST means the Trust established pursuant to Article 11.

     1.20 TRUSTEE means the trustee of the Trust established pursuant to Article 11.

     1.21 VALUATION DATE means the last day of each Plan Year and any other date that the Employer, in its sole discretion, designates as a Valuation Date.


                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION

     2.1 REQUIREMENTS. Every Eligible Employee as of the Effective Date shall be eligible to become a Participant on the Effective Date. Every other Eligible Employee shall be eligible to become a Participant on the first Entry Date occurring on or after the date on which he or she is notified by the Employer that he or she is an Eligible Employee. No individual shall become a Participant, however, if he or she is not an Eligible Employee on the date his or her participation is to begin.

          Participation in the Participant Compensation Deferral feature of the Plan is voluntary. In order to participate in the Participant Compensation Deferral feature of the Plan, an otherwise Eligible Employee must make written application in such manner as may be required by Section 3.2 and by the Employer and must agree to make Compensation Deferrals as provided in Article 3.

          Participation in the Employer Contribution Credit Account portion of the Plan is automatic for all Participants.

     2.2 RE-EMPLOYMENT. If a Participant whose employment with the Employer is terminated is subsequently re-employed, he or she shall become a Participant in accordance with the provisions of Section 2.1.

     2.3 CHANGE OF EMPLOYMENT CATEGORY. During any period in which a Participant remains in the employ of the Employer, but ceases to be an Eligible Employee, he or she shall not be eligible to make Compensation Deferrals hereunder.

                                    ARTICLE 3

                            CONTRIBUTIONS AND CREDITS

     3.1 EMPLOYER CONTRIBUTION CREDITS. There shall be established and maintained a separate Employer Contribution Credit Account in the name of each Participant. The Participant's Employer Contribution Credit Account shall be credited or debited, as applicable, with (a) amounts equal to the Employer's Contribution Credits credited to that Account; and (b) any deemed earnings and losses (to the extent realized, based upon deemed fair market value of the Account's deemed assets as determined by the Employer, in its discretion) allocated to that Account.

          For purposes of this Section, the Employer's Contribution Credits for a particular Plan Year credited to the Employer Contribution Credit Accounts of Participants listed on Schedules I or II, attached hereto, shall be such amounts (if any) determined by the Employer, in its discretion, by the last day of the third month of the year following such Plan Year. With respect to a given Participant, the amount allocated to the Employer Contribution Credit Account of that Participant each year that the Employer makes an Employer Contribution Credit to the Employer Contribution Credit Accounts of Participants listed on the Schedule on which that Participant's name appears shall equal the total Employer Contribution Credits for the Plan Year with respect to that Schedule's Participants multiplied by a fraction, the numerator of which is that Participant's highest base salary (as determined by the Employer) for the calendar year prior to the Plan Year for which the Employer Contribution Credit is made and the denominator of which is the total of the highest base salaries for such prior calendar year (as determined by the Employer) of all Participants listed on that Schedule.

          The Participant's Employer Contribution Credit Account shall be credited or debited, as applicable, as of each Valuation Date, with deemed earnings or losses, as applicable. The amount of deemed earnings or losses shall be as determined by the Employer. The Employer shall have the discretion to allocate such deemed earnings or losses among Participants' Employer Contribution Credit Accounts pursuant to such allocation rules as the Employer deems to be reasonable and administratively practicable. This Section is subject to the provisions set forth in Section 4.1 of the Plan.

          A Participant shall be vested in amounts credited to his or her Employer Contribution Credit Account as provided in Section 5.3.

     3.2 PARTICIPANT COMPENSATION DEFERRALS. In accordance with rules established by the Employer, a Participant may elect to defer Compensation which is due to be earned and which would otherwise be paid to the Participant, in a lump sum or in any fixed periodic dollar amounts designated by the Participant. Amounts so deferred will be considered a Participant's "Compensation Deferrals." Ordinarily, a Participant shall make such an election with respect to a coming twelve (12) month Plan Year during the period beginning on the December 1 and ending on the December 31 of the prior Plan Year, or during such other period as is established by the Employer.

          Compensation Deferrals shall be made through regular payroll deductions or through an election by the Participant to defer the payment of a bonus not yet payable to him or her at the time of the election. The Participant may change his or her regular payroll deduction Compensation Deferral amount as of, and by written notice delivered to the Employer at least seven (7) days prior to, the beginning of any regular payroll period, with such reduction being first effective for Compensation to be earned in that payroll period. In the case of a bonus deferral, the Participant may reduce his or her bonuses due to be paid by the Employer by giving notice to the Employer of the bonus Compensation Deferral amount prior to the date the applicable bonus is first due to be paid.

          Once made, a Compensation Deferral regular payroll deduction election shall continue in force indefinitely, until changed as provided above. A Compensation Deferral bonus payment election shall continue in force only for the Plan Year for which the election is first effective. Compensation Deferrals shall be deducted by the Employer from the pay of a deferring Participant and shall be credited to the Account of the deferring Participant.

          There shall be established and maintained by the Employer a separate Compensation Deferral Account in the name of each Participant to which shall be credited or debited: (a) amounts equal to the Participant's Compensation Deferrals; and (b) amounts equal to any deemed earnings or losses (to the extent realized, based upon deemed fair market value of the Account's deemed assets, as determined by the Employer, in its discretion) attributable or allocable thereto.

          A Participant shall at all times be 100% vested in amounts credited to his or her Participant Compensation Deferral Account.

     3.3 CONTRIBUTIONS TO THE TRUST. An amount shall be contributed by the Employer to the Trust maintained under Section 11.1 equal the amount(s) required to be credited to the Participants' Accounts under Sections 3.1 and 3.2. Amounts equal to a Participant's Compensation Deferrals will be contributed to the Trust with reasonable promptness after the total of such Compensation Deferrals during any period has been determined. Amounts (if any) equal to a Participant's Employer Contribution Credits for a particular Plan Year will be contributed to the Trust by the last day of the third month of the year following such Plan Year.


                                    ARTICLE 4

                               ALLOCATION OF FUNDS

     4.1 ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS. The assets of the Trust shall be invested in such investments as the Employer shall determine. The Employer shall direct the Trustee to invest the accounts maintained in the Trust on behalf of the Participants pursuant to the Employer's investment directions.

          The value of the Participant's Account shall be equal to the value of the account maintained under the Trust on behalf of the Participant. As of each valuation date of the Trust, the Participant's Account will be credited or debited to reflect the Participant's deemed investments of the Trust. The Participant's Plan Account will be credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments, as follows. As of each Valuation Date, the earnings and losses of the Trust fund will be allocated to each Participant's Plan Account in the ratio that such Account balance bears to all Participant Account balances.

     4.2 ACCOUNTING FOR DISTRIBUTIONS. As of the date of any distribution hereunder, the distribution made hereunder to the Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant's Account.

     4.3 SEPARATE ACCOUNTS. A separate account under the Plan shall be established and maintained by the Employer to reflect the Account for each Participant, although there shall not be made or maintained an actual physical division of the assets of the Trust until the time shall arrive for a distribution hereunder to a Participant or a Beneficiary.

     4.4 INTERIM VALUATIONS. If it is determined by the Employer that the value of a Participant's Account as of any date on which distributions are to be made differs materially from the value of the Participant's Account on the prior Valuation Date upon which the distribution is to be based, the Employer, in its discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of revaluing the Participant's Account so that the Account will, prior to the distribution, reflect its share of such material difference in value.

     4.5  EXPENSES.   Expenses,   including  Trustee  fees,   allocable  to  the
administration or operation of an Account maintained under the Plan shall be paid by the Employer.

     4.6 TAXES. Any taxes payable by the Employer allocable to an Account (or portion thereof) maintained under the Plan which are payable prior to the distribution of the Account (or portion thereof) shall be paid by the Employer and shall not be charged against that Account, as an expense of the Account or otherwise.


                                    ARTICLE 5

                             ENTITLEMENT TO BENEFITS

     5.1 FIXED PAYMENT DATES: TERMINATION OF EMPLOYMENT. On his or her Participant Enrollment and Election Form, a Participant may select a fixed payment date for the payment or commencement of payment of his or her vested Account (or elect to treat his or her vested Account as three (3) or more sub-accounts and select fixed payment dates for the payment or commencement of payment of each sub-account), which will be valued and payable according to the provisions of Article 6. Such payment dates may be extended to later dates so long as elections to so extend the dates are made by the Participant at least six (6) months prior to the date on which the distribution is to be made or commence. Such payment dates may not be accelerated.

          Alternatively, on his or her Participant Enrollment and Election Form, a Participant may select payment or commencement of payment of his or her vested Account (or a sub-account thereof) at his or her termination of employment with the Employer, or at the earlier of a fixed payment date or dates or his or her termination of employment with the Employer. In this case, the extension and non-acceleration rules discussed above shall apply to such fixed payment date or dates and/or termination of employment date, as applicable.

          Any fixed payment date elected by a Participant as provided above must be a date no earlier than the January 1 of the second calendar year after the calendar year in which the election is made.

          If a Participant does not make an election as provided above for any particular amounts hereunder, and the Participant terminates employment with the Employer for any reason, the Participant's vested Account at the date of such termination shall be valued and payable at or commencing at such termination according to the provisions of Article 6.

     5.2 HARDSHIP DISTRIBUTIONS. In the event of financial hardship of the Participant, as hereinafter defined, the Participant may apply to the Employer for the distribution of all or any part of his or her vested Account. The Employer shall consider the circumstances of each such case, and the best interests of the Participant and his or her family, and shall have the right, in its sole discretion, if applicable, to allow such distribution, or, if applicable, to direct a distribution of part of the amount requested, or to refuse to allow any distribution. Upon a finding of financial hardship, the Employer shall make the appropriate distribution to the Participant from amounts held by the Employer in respect of the Participant's vested Account. In no event shall the aggregate amount of the distribution exceed either the full value of the Participant's vested Account or the amount determined by the Employer to be necessary to alleviate the Participant's financial hardship (which financial hardship may be considered to include any taxes due because of the distribution occurring because of this Section), and which is not reasonably available from other resources of the Participant. For purposes of this Section, the value of the Participant's vested Account shall be determined as of the date of the distribution. "Financial hardship" means (a) a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code section 152(a)) of the Participant, (b) loss of the Participant's property due to casualty, or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, each as determined to exist by the Employer. A distribution may be made under this Section only with the consent of the Employer.

     5.3. VESTING. A Participant shall at all times be one hundred percent (100%) vested in amounts credited to his or her Compensation Deferral Account. Amounts credited to a Participant's Employer Contribution Credit Account shall vest according to the following schedule:

             Years of Plan Participation                 Vested Percentage
             ---------------------------                 -----------------

                     Less than 1                                20%
                  1 but less than 2                             40%
                  2 but less than 3                             60%
                  3 but less than 4                             80%
                     4 or more                                 100%

          For purposes of this Section, a Participant's years of Plan participation shall equal the Participant's total number of completed twelve
(12) month periods of employment with the Employer, whether continuous or noncontinuous, commencing as of the date he or she first becomes a Participant and ending as of the date of reference.

          If a Participant terminates employment because of death, total and permanent disability (as determined by the Employer in its discretion), involuntary termination by the Employer other than for cause (as hereinafter defined), or, except as provided in the following paragraph, for any reason following attainment of Normal Retirement Age, the Participant shall become one hundred percent (100%) vested in his or her Employer Contribution Credit Account. Except as provided in the following paragraph, if a Participant terminates employment under any other circumstance, he or she shall become vested in his or her Employer Contribution Credit Account, if at all, under the vesting schedule set forth above.

          If a Participant's employment is terminated by the Employer for cause prior to a Change in Control, he or she shall forfeit all credits to his or her Employer Contribution Credit Account not yet received hereunder. For purposes of this Section, with respect to any particular Participant termination for cause shall have the same meaning as is used in that Participant's individual agreement of employment.

          In the event Participant does not have an employment agreement defining termination for cause, cause shall mean (1) the Participant materially fails to perform any duty of his/her employment; (2) a material breach by the Participant of his/her obligations regarding confidentiality, or any other duty, whether by law or contract, he/she has to the Company; (3) Participant is convicted of or pleads guilty or confesses to a felony involving moral turpitude; (4) Participant is convicted of or pleads guilty or confesses to theft, larceny or embezzlement of Employer's tangible or intangible property;
(5) notwithstanding anything set forth above to the contrary, a termination shall not be for cause unless (i) the party to whom the Participant reports notifies the Participant, in writing, of his/her intention to terminate the Participant for cause (which notice shall set forth the conduct alleged to constitute cause); and (ii) the Participant does not cure his/her conduct within sixty days after the receipt of the cause notice.

     5.4 RE-EMPLOYMENT OF RECIPIENT. If a Participant receiving installment distributions pursuant to Section 6.2 is re-employed by the Employer, the remaining distributions due to the Participant shall be suspended until such time as the Participant (or his or her Beneficiary) once again becomes eligible for benefits under Section 5.1, at which time such distribution shall commence, subject to the limitations and conditions contained in this Plan.

     5.5 CHANGE IN CONTROL BENEFITS. Notwithstanding anything herein to the contrary, in the event of a Change in Control of the Employer, each Participant shall become fully vested in all amounts credited to his or her Employer Contribution Credit Account, and each Participant shall receive payment of his or her entire Account immediately following such Change of Control, in a cash lump sum. In addition, there shall be paid by the Employer to each Participant whose name appears on Schedule I, attached hereto, immediately following such Change in Control, an amount equal to that Participant's CIC Factor, as hereinafter defined, as of the date of the Change in Control, multiplied by five million dollars ($5,500,000). For purposes of this Section, a Participant's CIC Factor is a fraction, the numerator of which is the number of whole months in which he or she has held the position of Executive Vice President or its equivalent of the Employer and the denominator of which is the total of all
Schedule I Participants' number of whole months as Executive Vice President or its equivalent of the Employer.

                                    ARTICLE 6

                            DISTRIBUTION OF BENEFITS

     6.1 AMOUNT. A Participant (or his or her Beneficiary) shall become entitled to receive on or about the date or dates selected by the Participant on his or her Participant Enrollment and Election Form or, if none, on or about the date of the Participant's termination of employment with the Employer (or earlier as provided in Article 5), a distribution in an aggregate amount equal to the Participant's vested Account. Any payment due hereunder from the Trust which is not paid by the Trust for any reason will be paid by the Employer from its general assets.

     6.2. MEHOD OF PAYMENT.

          (a) Cash Payments. All payments under the Plan shall be made in cash.

          (b) Timing and Manner of Payment. In the case of distributions to a Participant or his or her Beneficiary by virtue of an entitlement pursuant to
Section 5.1, an aggregate amount equal to the Participant's vested Account will be paid by the Trust or the Employer as provided by Section 6.1, in a lump sum or in up to ten (10 substantially equal annual installments (adjusted for gains and losses), as selected by the Participant as provided in Article 5. If a Participant fails to designate properly the manner of payment of the Participant's benefit under the Plan, such payment will be made in a lump sum.

          If the whole or any part of a payment hereunder is to be in installments, the total to be so paid shall continue to be deemed to be invested pursuant to Section 4.1 under such procedures as the Employer may establish, in which case any deemed income, gain or loss attributable thereto (as determined by the Employer, in its discretion) shall be reflected in the installment payments, in such equitable manner as the Employer shall determine. Except in the case of a Change in Control (including a Change in Control occurring after the Participant's receipt of benefits hereunder begin), continued receipt of installments may be made contingent upon the Participant's compliance with any contractual obligations he or she may have to the Employer, including, but not limited to, an obligation that the Participant may not enter into competitive employment with the Employer or disclose confidential information following his or her termination of employment.

     6.3 DEATH BENEFITS. If a Participant dies before terminating his or her employment with the Employer and before the commencement of payments to the Participant hereunder, the entire value of the Participant's Account shall be paid, as provided in Section 6.2, to the person or persons designated in accordance with Section 7.1.

          Upon the death of a Participant after payments hereunder have begun but before he or she has received all payments to which he or she is entitled under the Plan, the remaining benefit payments shall be paid to the person or persons designated in accordance with Section 7.1, in the manner in which such benefits were payable to the Participant, unless the Employer elects a more rapid form of distribution.

                                    ARTICLE 7

                        BENEFICIARIES; PARTICIPAANT DATA

     7.1 DESIGNATION OF BENEFICIARIES. Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant's death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Employer, and will be effective only when filed in writing with the Employer during the Participant's lifetime.

          In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Employer shall pay any such benefit payment to the Participant's spouse, if then living, but otherwise to the Participant's then living descendants, if any, per stirpes, but, if none, to the Participant's estate. In determining the existence or identity of anyone entitled to a benefit payment, the Employer may rely conclusively upon information supplied by the Participant's personal representative, executor or administrator. If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Employer, in its sole discretion, may distribute such payment to the Participant's estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Employer deems to be appropriate.

     7.2  INFORMATION  TO  BE  FURNISHED  BY  PARTICIPANTS  AND   BENEFICIARIES:
INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Employer's records shall be binding on the Participant or Beneficiary for all purposes of the Plan. The Employer shall not be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address. If the Employer notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Employer within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Employer, the Employer may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Employer determines. If the location of none of the foregoing persons can be determined, the Employer shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.

                                    ARTICLE 8

                                 ADMINISTRATION

     8.1 ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Employer shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

          (a) Resolve and determine all disputes or questions arising under the Plan, and to remedy any ambiguities, inconsistencies or omissions in the Plan.

          (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

          (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

          (d) Make determinations with respect to the eligibility of any Eligible Employee as a Participant and make determinations concerning the crediting of Plan Accounts.

          (e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Employer shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Employer. Further, the Employer may authorize one or more persons to execute any certificate or document on behalf of the Employer, in which event any person notified by the Employer of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Employer until such notified person shall have been notified of the revocation of such authority.

     8.2 UNIFORMITY OF DISCRETIONARY ACTS. Whenever in the administration or operation of the Plan discretionary actions by the Employer are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of any particular person or group of persons.

     8.3 LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

     8.4 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Employer, and the Employer shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

          (a) The specific reason or reasons for the denial, with specific references to the Plan provisions on which the denial is based;

          (b) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

          (c) An explanation of the Plan's claims review procedure.

          The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Employer's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Employer to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Employer expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

          Any Claimant whose claim is denied, or deemed to have been denied under the preceding sentence (or such Claimant's authorized representative), may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Employer. Upon such a request for review, the claim shall be reviewed by the Employer (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

          The decision on review normally shall be made within sixty (60) days of the Employer's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Employer, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.


                                    ARTICLE 9

                                    AMENDMENT

     9.1 RIGHT TO AMEND. The Board may amend the Plan at any time, without the consent of any Participant or Beneficiary, provided, however, that no amendment shall divest any Participant or Beneficiary of the vested credits to his Account and provided further that no amendment shall be effective with respect to a Participant whose employment agreement prevents an amendment without his or her written consent.

     9.2 AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN. Notwithstanding the provisions of Section 9.1, the Plan may be amended by the Employer at any time, retroactively if required, if found necessary, in the opinion of the Employer, in order to ensure that the Plan is characterized as "top-hat" plan of deferred compensation maintained for a select group of management or highly compensated employees as described under ERISA sections 201(2), 301(a)(3), and 401(a)(1), and to conform the Plan to the provisions and requirements of any applicable law (including ERISA and the Code). No such amendment shall be considered prejudicial to any interest of a Participant or a Beneficiary hereunder.


                                   ARTICLE 10

                                   TERMINATION

     10.1 EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN. The Employer reserves the right to terminate the Plan and/or its obligation to make further credits to Plan Accounts, by action of its Board of Directors. The Employer also reserves the right to suspend the operation of the Plan for a fixed or indeterminate period of time, by action of its Board of Directors.

     10.2 AUTOMATIC TERMINATION OF PLAN. The Plan automatically shall terminate upon the dissolution of the Employer, or upon its merger into or consolidation with any other corporation or business organization if there is a failure by the surviving corporation or business organization to adopt specifically and agree to continue the Plan.

     10.3 SUSPENSION OF DEFERRALS. In the event of a suspension of the Plan, the Employer shall continue all aspects of the Plan, other than Compensation Deferrals and Employer Contribution Credits, during the period of the suspension, in which event payments hereunder will continue to be made during the period of the suspension in accordance with Articles 5 and 6.

     10.4 ALLOCATION AND DISTRIBUTION. This Section shall become operative on a complete termination of the Plan. The provisions of this Section also shall become operative in the event of a partial termination of the Plan, as determined by the Employer, but only with respect to that portion of the Plan attributable to the Participants to whom the partial termination is applicable. Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not theretofore Participants shall be eligible to become Participants and the value of the interest of all Participants and Beneficiaries shall be fully vested and determined and, after paying Plan benefits, paid to them as soon as is practicable after such termination.

     10.5 SUCCESSOR TO EMPLOYER. Any corporation or other business organization which is a successor to the Employer by reason of a consolidation, merger or purchase of substantially all of the assets of the Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity's board of directors or other appropriate governing body. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such new entity does not become a party hereto, as above provided, the Plan automatically shall be terminated, and the provisions of Section 10.4 shall become operative.


                                   ARTICLE 11

                                    THE TRUST

     11.1 ESTABLISHMENT OF TRUST. The Employer shall establish the Trust with the Trustee pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Employer and the Trustee. The Trust is intended to be treated as a "grantor" trust under the Code and the establishment of the Trust is not intended to cause the Participant to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.


                                   ARTICLE 12

                                  MISCELLANEOUS

     12.1 LIMITATIONS ON LIABILITY OF EMPLOYER. Neither the establishment of the Plan nor any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employer thereof except as provided by law or by any Plan provision. The Employer does not in any way guarantee any Participant's Account from loss or depreciation, whether caused by poor investment performance of a deemed investment or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason. In no event shall the Employer, or any successor, employee, officer, director or stockholder of the Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

     12.2 CONSTRUCTION. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan. but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. The laws of the State of Maryland shall govern, control and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States. Participation under the Plan will not give any Participant the right to be retained in the service of the Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

     12.3 UNFUNDED CONTRACTUAL OBLIGATION. The Plan constitutes a mere promise by the Employer to make payments in accordance with the terms of the Plan, and Participants and Beneficiaries shall have the status of general unsecured creditors of the Employer. Nothing in the Plan will be construed to give any Participant, Beneficiary or any person rights to any specific assets of the Employer or of any other person. In all events, it is the intent of the Employer that the Plan be treated as unfunded for tax purposes and for purposes of Title I of ERISA. The Plan also is intended to be and at all times shall be interpreted, operated and administered so as to qualify as a plan meeting the requirements of Rule 16b-3 for exemption from liability under Section 16(b) of the Securities Exchange Act of 1934 (including Rule 16b-3's plan administration requirements).

     12.4 SPENDTHRIFT PROVISION. No amount payable to a Participant or a Beneficiary under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. Further, (i) the withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously made to a Participant or Beneficiary, (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or (iv) the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

          In the event that any Participant's or Beneficiary's benefits hereunder are garnished or attached by order of any court, the Employer or Trustee may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to the Participant's or Beneficiary's Account or, if the Employer or Trustee prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at the close of said action.

     IN WITNESS WHEREOF, the Employer has caused the Plan to be executed and its seal to be affixed hereto, effective as of the 19th day of November, 1998.

ATTEST/WITNESS                       INTEGRATED HEALTH SERVICES, INC.


__________________________________    By: ________________________________(SEAL)

Print: ___________________________    Print Name: ______________________________

                                      Date: ____________________________________

                                   SCHEDULE I

                          (Effective November 19, 1998)



William B. Bennett


Marshall A. Elkins


John F. Heller, III


Marc B. Levin


C. Taylor Pickett


Scott W. Robertson*


Sally Weisberg


----------
* No further Compensation Deferrals or Employer Contribution Credits will be credited to Mr. Robertson's Account after March 13, 1998. Upon Mr. Robertson's termination of employment, he became vested in his Employer Contribution Credit Account under the vesting schedule set forth in Section 5.3, using years of participation as of such date of termination plus one additional, deemed year of participation. The Change in Control Benefit described in Section 5.5 will be applicable to Mr. Robertson solely with respect to a Change in Control occurring after March 13, 1998 and on or before December 31, 1998, provided, however, that in calculating the Change in Control Benefit of Mr. Robertson, any such Change in Control will be deemed to have occurred on March 13, 1998.

                                   SCHEDULE II

                          (Effective November 1, 1998)

Elizabeth Kelly


Anthony R. Masso


Murry J. Mercier


Ruth Ann Skaggs


C. Christian Winkle